Exhibit 31.3
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan Bonnette, certify that:

1. I have reviewed this annual report on Form 10-K/A of Grow Capital, Inc. (the “registrant”); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

	By:	/s/ Jonathan Bonnette
October 28, 2019		Jonathan Bonnette
Chief Executive Officer
(Principal Executive Officer)